United States
Securities and Exchange Commission
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2022
Hannon Armstrong Sustainable Infrastructure Capital, Inc.
(Exact Name of Registrant as Specified In Its Charter)

Maryland	001-35877	46-1347456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 200 Annapolis,
Maryland 21401
(Address of principal executive offices)

(410) 571-9860
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HASI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Hannon Armstrong Sustainable Infrastructure Capital, Inc. (the “Company”) 2022 Annual Meeting of Stockholders (the “Annual Meeting”) was held on June 2, 2022. At the Annual Meeting, the stockholders of the Company approved, among other items the 2022 Hannon Armstrong Sustainable Infrastructure Capital, Inc. Equity Incentive Plan (the “Equity Incentive Plan”) pursuant to which the Company may grant equity incentive compensation to its directors, executive officers and other eligible participants. The Equity Incentive Plan was previously approved by the Company’s board of directors on April 5, 2022, subject to the approval of the Company’s stockholders at the Annual Meeting and became effective upon such stockholder approval. The types of awards that may be granted under the Equity Incentive Plan include shares of restricted stock, phantom shares, dividend equivalents, restricted limited partnership units, stock options, stock appreciation rights, other share-based awards and cash-based incentive awards. A total of 7,500,000 shares of the Company’s common stock are reserved for grant under the Equity Incentive Plan and a maximum of a maximum of 7,500,000 shares of common stock may be issued (or deemed issued) under the Equity Incentive Plan. The Equity Incentive Plan will expire on June 2, 2032.

A description of the Equity Incentive Plan was included as part of the Company’s Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 18, 2022, and such description is incorporated herein by reference. The descriptions of the Equity Incentive Plan contained and incorporated by reference herein are qualified in their entirety by reference to the full text of the Equity Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Exhibit No.	Description
10.1	2022 Hannon Armstrong Sustainable Infrastructure Capital, Inc. Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

By:	/s/ Steven L. Chuslo
Steven L. Chuslo
Executive Vice President and Chief Legal Counsel
Date: June 6, 2022